UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/25/2014

R. R. DONNELLEY & SONS COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4694

DE	361004130
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

111 S. Wacker Dr., Chicago, IL 60606
(Address of principal executive offices, including zip code)

312-326-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 25, 2014, R.R. Donnelley & Sons Company (the "Company") issued a press release reporting the Company's results for the fourth quarter and year ended December 31, 2013.

Information in this Item 2.02 and Exhibit 99.1 of Item 9.01 below shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 8.01.    Other Events

99.1 Press Release issued by R.R. Donnelley & Sons Company on February 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: February 25, 2014	By:	/s/ Daniel N. Leib
Daniel N. Leib
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release issued by R.R. Donnelley & Sons Company on February 25, 2014.